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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Franklin Financial Corporation (the "Company") on Form 10-Q for the quarterly period ended March 31, 2004 filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gordon E. Inman, President and Chief Executive Officer of the Company, and Kelly S. Swartz, Vice President and Chief Financial Officer of the Company, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:     /s/Gordon E. Inman
        ----------------------------------------
        Gordon E. Inman
        President and Chief Executive Officer
        May 10, 2004


        /s/Kelly S. Swartz
        ----------------------------------------
        Kelly S. Swartz
        Vice President and Chief Financial Officer
        May 10, 2004



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